                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 AMENDMENT TWO

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934, AS AMENDED.

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2003
                              (SEPTEMBER 1, 2003)

                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

            NEVADA                         0-19471               91-1942841
  (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

     9600 W. SAMPLE ROAD, SUITE 505, CORAL SPRINGS, FLORIDA           33065
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             (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174


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          (Former name or former address, if changed since last report)

     Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

This Amendment is filed only for the purpose of revising juxtaposition of the numbers reported for Commercial Transportation Manufacturing Corp's Statement of Changes in Stockholders' Deficency for the period from January 8, 2003 (Inception) to September 1, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

On September 1, 2003, as announced in our current report on Form 8-K filed on September 16, 2003, Commercial Transportation Manufacturing Corporation, a New York corporation specializing in the manufacturing and selling of limousines, was merged into Coach Industries Group, Inc.

Coach Industries Group, Inc. files this amendment to the Form 8-K filed on September 16, 2003 to include the financial statements required by Item 7, pursuant to Item 7(a)(4), and the pro forma financial information required by
Item 7, pursuant to Item 7(b)(2) and Item 7(a)(4).

(a) Financial statements of business acquired.

Commercial Transportation Manufacturing Corporation Balance Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the period January 8, 2003 (Inception) to September 1, 2003, together with the Report of the Independent Auditors, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma financial information

Unaudited Pro Forma Combined Financial Statements of Coach Industries Group, Inc. and Commercial Transportation Manufacturing Corp. are filed as Exhibit 99.2 to this Form 8-K/A

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
      99.1.       Commercial  Transportation  Manufacturing  Corporation Balance
                  Sheet and related Statement of Operations, Statement of Shareholder's Equity and Statement of Cash Flows for the year ended December 31, 2002, together with the Report of the Independent Auditors.

      99.2        Unaudited  Pro  Forma  Combined  Financial Statements of Coach
                  Industries   Group,   Inc.   and   Commercial   Transportation
                  Manufacturing Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 31, 2003              Coach Industries Group, Inc.
        ----------------              --------------------------------
                                      (Registrant)
                                      /s/  Francis O'Donnell
                                      --------------------------------
                                      Francis O'Donnell, sole Director